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                                                                 EXHIBIT 23.2.3


                       [BUCHANAN, BARRY & CO. LETTERHEAD]


                  CONSENT OF INDEPENDENT CHARTERED ACCOUNTANTS


We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated August 13, 1998 on the financial statements listed on Exhibit A hereto which are to be included in the registration statement on Form SB-2 of FutureLink Distribution Corp., a Colorado corporation.


                                             /s/ BUCHANAN, BARRY & CO.

                                             Chartered Accountants


Calgary, Canada
August 21, 1998